SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 FORM 8-K/A#1


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      February 23, 1996



                                 Medcross, Inc.
              (Exact name of registrant as specified in its charter)



  Florida                             0-17973                 59-2291344
(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)          Identification No.)



  3227 Bennet Street North, St. Petersburg, Florida               33713
       (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code  (813) 521-1793




         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Proforma Financial Information, and Exhibits.

                                                                      Page

(a)     Financial Statements of Businesses Acquired.                    4


(b)     Proforma Financial Information.                                19


(c)     Exhibits.

        2(a) Stock Purchase Agreement dated February 13, 1996, by and among Medcross, Inc., ILINK, Ltd., and Gnet Enterprises, Inc. 1/

        2(b) Escrow Agreement dated February 21, 1996, by and among Medcross, Inc., ILINK, Ltd., and DeMartino, Finkelstein, Rosen & Virga. 1/

        2(c)     Form of Promissory Note. 1/

        99       Press Release dated February 23, 1996. 1/
- -----------------------
[FN]
<F1> 1/ Previously filed with the Company's current report on Form 8-K, filed on March 11, 1996 (File No. 0-17973).
[/FN]

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MEDCROSS, INC.


                                             By: /S/ Henry Y.L. Toh
                                                 Henry Y.L. Toh
                                                 President, CEO, Acting CFO


Date   May 10, 1996

Item 7. Financial Statements, Proforma Financial Information, and Exhibits.

(a)  Financial Statements of Business Acquired.











                                  ILink, Ltd.


                             Financial Statements
                       Year Ended December 31, 1995 and
                  the Period from Inception (August 1, 1994)
                             to December 31, 1994

                                   ILink, Ltd.






                          Index to Financial Statements




Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . 3

Statements of Assets, Liabilities and
Partners' Deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Statements of Revenues and Expenses . . . . . . . . . . . . . . . . . . 5

Statements of Partners' Deficit . . . . . . . . . . . . . . . . . . . . 6

Statements of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . . 7

Summary of Significant Accounting Policies  . . . . . . . . . . .  8 to 9

Notes to Financial Statements. . . . . . . . . . . . . . . . . . 10 to 14

                           Independent Auditors' Report


ILink, Ltd.
Round Rock, Texas

We have audited the accompanying statements of assets, liabilities and partners' deficit of ILink, Ltd. (a Utah limited partnership) as of December 31, 1995 and 1994 and the related statements of revenues and expenses, partners' deficit and cash flows for the year ended December 31, 1995 and the period from inception (August 1, 1994) through December 31, 1994. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ILink, Ltd. as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the year ended December 31, 1995 and the period from inception (August 1, 1994) through December 31, 1994 in conformity with generally accepted accounting principles. The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 1 to the financial statements, the Partnership is in the development stage, has not achieved its planned level of operations and has incurred significant losses. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ BDO Seidman, LLP

Austin, Texas
March 20, 1996

                                   ILink, Ltd.
                         Statements of Assets, Liabilities
                              and Partners' Deficit

                                                  December 31,    December 31,
                                                      1995            1994
                                                  ------------    ------------
                                      ASSETS
Current
  Cash and cash equivalents                        $     7,437     $     4,974

Equipment, net of accumulated depreciation
  and amortization (Note 2)                            181,973          90,599

Organization Costs, net of accumulated amortization
  of $4,338 and $0, respectively (Note 5)                8,677          13,015

Software License Rights, net of accumulated
  amortization of $107,500 and $-0-, respectively      215,000               -

Deposits                                                12,335           5,622
                                                     ---------       ---------
Total Assets                                       $   425,422     $   114,210
                                                     =========       =========

                          LIABILITIES AND PARTNERS' DEFICIT
Current Liabilities
  Accounts payable (Note 3)                        $   989,930     $    29,769
  Due to related parties (Note 7)                       73,450               -
  Notes payable (Note 4)                               722,982         290,000
  Current portion of capital lease
    obligations (Note 5)                                83,25           13,721
  Accrued royalty fees (Note 5)                        345,000               -
  Accrued payroll                                       43,084               -
  Accrued interest                                      17,383           1,041
                                                     ---------       ---------
Total current liabilities                            2,275,081         334,531

Capital Lease Obligations, less current maturities      30,156          15,624
                                                     ---------       ---------
Total liabilities                                    2,305,237         350,155
                                                     ---------       ---------
Commitments and Contingencies (Notes 1 and 5)

Partners' Deficit
  Limited partner - Class A                         (  378,434)     (   41,031)
  Limited partner - Class B                         (1,485,278)     (  193,273)
  General partner                                   (   16,103)     (    1,641)
                                                     ---------       ---------
Total partners' deficit                             (1,879,815)     (  235,945)
                                                     ---------       ---------
Total liabilities and partners' deficit            $   425,422     $   114,210
                                                     =========       =========

           See accompanying summary of significant accounting policies and notes to financial statements.

                                   ILink, Ltd.
                        Statements of Revenues and Expenses

                                                                     Period
                                                                      From
                                                                   Inception
                                               For the             (August 1,
                                             Year Ended             1994) to
                                              December              December
                                              31, 1995              31, 1994
                                             ----------            ----------
Revenues . . . . . . . . . . . . . . . . .  $   229,721          $         -
      Cost of revenues . . . . . . . . . .       55,201                    -
                                              ---------            ---------
Gross profit . . . . . . . . . . . . . . .      174,520                    -
                                              ---------            ---------
Expenses
      Advertising  . . . . . . . . . . . .      366,844               77,995
      Network expense  . . . . . . . . . .      565,831               23,578
      Salaries and wag . . . . . . . . . .      118,908                    -
      Software and licensing agreements  .       22,500                    -
      General and administrative . . . . .      524,422               62,511
                                              ---------            ---------
Total expenses . . . . . . . . . . . . . .    1,598,505              164,084
                                              ---------            ---------
Operating Loss . . . . . . . . . . . . . .   (1,423,985)          (  164,084)
                                              ---------            ---------
Other Expenses
      Interest . . . . . . . . . . . . . .       20,661                1,041
      Other  . . . . . . . . . . . . . . .        1,573                    -
                                              ---------            ---------
Total other expenses . . . . . . . . . . .       22,234                1,041
                                              ---------            ---------
Net Loss . . . . . . . . . . . . . . . . .  $(1,446,219)         $(  165,125)
                                              =========            =========








           See accompanying summary of significant accounting policies and notes to financial statements.

                                        8

                                    ILink, Ltd.
                          Statements of Partners' Deficit


                                    Limited Partners      General
                                  Class A     Class B     Partner     Total
                                 ---------   ----------  --------  -----------
Partners' Capital, at inception
  (August 1, 1994). . . . . . .  $       -   $        -  $      -  $         -

Capital contributions . . . . .        250          740        10        1,000

Distribution. . . . . . . . . .          -   (   71,820)        -     ( 71,820)

Net loss      . . . . . . . . .   ( 41,281)  (  122,193)  ( 1,651)    (165,125)
                                   -------    ---------    ------      -------
Partners' Deficit at
  December 31, 1994               ( 41,031)  (  193,273)  ( 1,641)    (235,945)

Distributions . . . . . . . . .          -   (  197,651)        -     (197,651)

Net loss      . . . . . . . . .   (337,403)  (1,094,354)  (14,462)  (1,446,219)
                                   -------    ---------    ------    ---------
Partners' Deficit at
  December 31, 1995              $(378,434) $(1,485,278) $(16,103) $(1,879,815)
                                   =======    =========    ======    =========
















           See accompanying summary of significant accounting policies and notes to financial statements.

                                   ILink, Ltd.
                             Statements of Cash Flows

                 Increase (Decrease) in Cash and Cash Equivalents
                                                                    Period
                                                  Year         From Inception
                                                  Ended       (August 1, 1994)
                                                 December        to December
                                                 31, 1995          31, 1994
                                               ------------   ----------------
Cash Flows From Operating Activities:
  Net loss. . . . . . . . . . . . . . . . .    $(1,446,219)      $(165,125)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
  Depreciation and amortization . . . . . .        168,877           7,597
  Loss on sale of equipment . . . . . . . .          1,786               -
  Changes in assets and liabilities:
  Organization costs. . . . . . . . . . .              -          ( 13,015)
    Deposits. . . . . . . . . . . . . . . .     (    6,713)       (  5,622)
    Accounts payable. . . . . . . . . . . .        960,161          29,769
    Due to related parties. . . . . . . . .         73,450               -
    Accrued royalty fees. . . . . . . . . .        322,500               -
    Accrued payroll . . . . . . . . . . . .         43,084               -
    Accrued interest. . . . . . . . . . . .         16,341           1,041
    Software license fees payable . . . . .         22,500               -
                                                 ---------         -------
Net cash provided (used) by
  operating activities. . . . . . . . . . .        155,767        (145,355)
                                                 ---------         -------
Cash Flows From Investing Activities:
  Capital expenditures. . . . . . . . . . .     (  177,384)       ( 68,851)
  Proceeds from sale of equipment . . . . .         27,187               -
  Software license rights . . . . . . . . .     (  322,500)              -
                                                 ---------         -------
Net cash used in investing activities . . .     (  472,697)       ( 68,851)
                                                 ---------         -------
Cash Flows From Financing Activities:
  Proceeds from notes payable . . . . . . .        432,982         290,000
  Capital lease obligations . . . . . . . .        107,954               -
  Distributions . . . . . . . . . . . . . .     (  197,651)       ( 71,820)
  Capital lease payments. . . . . . . . . .     (   23,892)              -
  Partners' contributions . . . . . . . . .              -           1,000
                                                 ---------         -------
Net cash provided by financing activities .        319,393         219,180
                                                 ---------         -------
Net increase in cash and cash equivalents .          2,463           4,974

Cash and cash equivalents at
  beginning of period . . . . . . . . . . .          4,974               -
                                                 ---------         -------
Cash and cash equivalents at end of period.    $     7,437       $   4,974
                                                 =========         =======

         See accompanying summary of significant accounting policies and notes to financial statements.

                                    ILink, Ltd.
                    Summary of Significant Accounting Policies


Organization

Ilink, Ltd. (the "Partnership") is a Utah limited partnership formed in 1994. The Partnership develops Internet related software technology and provides full, direct Internet access to individuals, professionals and businesses that enable information exchange and commerce over the Internet and private Internet Protocol networks. Revenues are derived from customers located in Houston, Dallas, San Antonio and Austin, Texas and New Orleans, Louisiana.

Partnership Interests
                                                     At December 31
                                                     1995      1994
                                                    ------    ------
General Partner  . . . . . . . . . . . . . . . . .   1.00%       1%
Limited Partner, Class A . . . . . . . . . . . . .  23.33%      24%
Limited Partner, Class B . . . . . . . . . . . . .  75.67%      75%

A limited partner - class A interest has the same rights and privileges as a limited partner - class B interest except that a limited partner - class A interest shall also have certain non-dilution, guaranteed payment, consent, and voting rights, as specified in the Partnership Agreement not shared by limited partner - class B interests.

Under the terms of the partnership agreement profits, losses and distributions are allocated as follows:

Profits

Profits are allocated first to the partners in proportion to, and to the extent of, the aggregate net losses previously allocated to the partners and secondly, to the partners in proportion to their percentage interests.

Losses

Losses are allocated first to the partners in proportion to, and to the extent of, the aggregate net profits previously allocated to the partners and secondly, to the Partners in proportion to their capital accounts.

However, no allocation of net losses shall be made to a limited partner to the extent such allocation would result in a deficit at the end of any fiscal year unless the limited partners are not obligated to restore such deficits.

                                    ILink, Ltd.
                     Summary of Significant Accounting Policies


Distributions

Distributions are allocated first to all the partners in proportion to their percentage interests until the aggregate amount distributed for all periods equals (i) the aggregate net profits allocated to the partners less the aggregate net losses allocated to the partners for all periods; multiplied by
(ii) the highest combined federal and state marginal income tax rate for individuals or corporations, whichever is higher, on the date of the distribution; second, to the limited partners in proportion to, and to the extent of, their capital contributions to the partnership less any amounts distributed to the limited partners; third, to the general partner in proportion to, and to the extent of, its capital contributions to the partnership less any amounts distributed to the general partner; and thereafter, to all the partners in proportion to their percentage interests.

Cash Equivalents

Cash equivalents consist primarily of funds invested in short-term interest-bearing accounts. The Partnership considers all highly liquid investments purchased with maturities of three months or less to be cash equivalents.

Equipment and Depreciation and Amortization

Equipment is stated at cost, net of accumulated depreciation. For financial statement purposes, depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

Leased property under capital leases is stated at the present value of the future minimum lease payments. Leased assets are amortized over the terms of the leases, not in excess of their estimated useful lives.

Maintenance and repairs are charged to expense as incurred. The cost of betterments and renewals are capitalized. Gains or losses upon disposal of assets are recognized in the period during which the transaction occurs.

Research and Development

Statement of Financial Accounting Standard No. 86 "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Partnership's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Partnership between completion of the working model and the point at which the product is ready for general release have been insignificant. Accordingly, all research and development costs have been expensed.

                                    ILink, Ltd.
                     Summary of Significant Accounting Policies


Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Income Taxes

The income or loss of the Partnership is reported in the income tax returns of the partners.

Revenue Recognition

The Partnership obtains revenue from Internet access and web page hosting
service fees charged to customers.   These fees are billed on the 20th of each
month for the next thirty days. Accordingly, at month end a portion of the fees are recorded as deferred revenue for the hosting of Web pages.

Organization Costs

During the period ending December 31, 1994, the Partnership deferred organizational costs totaling $13,015. Organization costs are amortized using the straight-line method over three years.

Software License Rights

Software license rights are stated at cost, net of accumulated amortization. For financial statement purposes, amortization is computed based on the greater of straight-line or units issued.


Note 1 - Going Concern

The Partnership's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Business has not achieved its planned level of operations or realized significant revenues and has incurred significant losses.

Subsequent to year end, the parent company of I-Link Worldwide, Inc., successor to ILink, Ltd. as described in Note 6, issued $1,000,000 principal amount of 10% convertible promissory notes due the earlier of August 31, 1996 or the closing of the offering described below. A portion of the notes are convertible into a maximum of 350,000 shares of the parent company's common stock. The proceeds from the notes were used to fund I-Link's

                                    ILink, Ltd.
                    Summary of Significant Accounting Policies


operations. The Business's continued existence is dependent upon its ability to obtain additional financing. Management plans to obtain additional debt or equity financing or funding from its parent company (see Note 6) that should enable the business to meet its obligations. If additional funding cannot be obtained, the business would renegotiate existing lending arrangements and reduce its expenditures of administration, promotion and product development to preserve cash liquidity.


Note 2 - Equipment

Equipment and their related useful lives, were as follows:

                                           Useful    At December  At December
                                           Lives      31, 1995     31, 1994
                                                     -----------  -----------
    Computer software . . . . . . . . . . . . 3      $  16,818    $       -
    Computer and office equipment . . . . . . 5         95,952       68,851

                                            life of
    Equipment under capital lease . . . . .  lease     131,413       29,345
                                                       -------       ------
      Total . . . . . . . . . . . . . . . .            244,183       98,196
                                                       -------       ------
Less accumulated depreciation and amortization          62,210        7,597
                                                       -------       ------
  Net equipment . . . . . . . . . . . . . .          $ 181,973     $ 90,599
                                                       =======       ======

Depreciation expense for the year ended December 31, 1995 and for the period from inception (August 1, 1994) to December 31, 1994 was $57,039 and $7,597, respectively.


Note 3 - Forgiveness of Debt

Subsequent to year end, the Company negotiated reduced debt settlements with several vendors. The vendors were paid and the debt was extinguished in full on February 28, 1996. Payment was made in the amount of $150,828 in exchange for debt forgiveness of $96,844.

                                    ILink, Ltd.
                           Notes to Financial Statements


Note 4 - Notes Payable

                                                             1995       1994
                                                          ---------  ---------
Short-term debt at December 31 was as follows:
Secured promissory note, payable to the Class A limited
   partner originally due December 31, 1994.  Upon
   default at January 1, 1995, interest began to accrue
   at an annual rate of 12%.  At December 31, 1995 the
   note became due upon demand.  The note is secured by
   certain fixed assets of the Partnership and certain
   fixed assets of a Class B limited partner. . . . . . . $ 390,000  $ 290,000
Unsecured promissory note, payable to six Class B limited
   partners bearing a simple interest rate of 10% and
   maturing May 1, 1996 or upon the sale of $1,000,000
   in ILink shares. . . . . . . . . . . . . . . . . . . .    79,500          -
Secured promissory note, payable to a Class B limited
   partner upon the receipt of $2,400,000 of equity.
   The note bears an interest rate of 10% secured by
   assets of ILink, intellectual property and
   customer base. . . . . . . . . . . . . . . . . . . . .   200,000          -
Non-negotiable 10% convertible promissory note payable
   to a limited liability company upon the earlier of
   February 28, 1997 or the Partnership's receipt of
   proceeds of at least $500,000 from equity or debt
   financings.  . . . . . . . . . . . . . . . . . . . . .    50,000          -
Miscellaneous notes payable . . . . . . . . . . . . . . .     3,482          -
                                                            -------    -------
                                                          $ 722,982  $ 290,000
                                                            =======    =======

Note 5 - Commitments and Contingencies

License Agreements

During 1995, the Partnership entered into two separate software licensing agreements, whereby the Partnership has committed to purchase the licenses.

The first agreement requires that the Partnership purchase 250,000 licenses for a total of $300,000. Through December 31, 1995, the Partnership received 143,750 licenses for a total of $172,500. As of December 31, 1995 the Partner-ship has issued approximately 10,000 licenses under this agreement. Unused licensed rights with an approximate cost of $172,500 have been capitalized and are included in the software license rights in the accompanying statement of assets, liabilities and partners' deficit at December 31, 1995.

                                    ILink, Ltd.
                            Notes to Financial Statements


The realization of these software licenses rights will be dependent upon the partnership obtaining additional funding and substantially increasing the number of subscribers. As of March 20, 1996, the Partnership has made no payments.
The purchase commitment is as follows:

                                                    Commitment       Total
                                                    to Purchase       Fee
                                                    -----------   -----------
Initial order due May 10, 1995. . . . . . . . . . .  $  37,500     $  45,000
First quarterly minimum fee due September 30, 1995.     53,125        63,750
Second quarterly minimum fee due December 31, 1995.     53,125        63,750
Third quarterly minimum fee due March 31, 1996. . .     53,125        63,750
Fourth quarterly minimum fee due June 30, 1996. . .     53,125        63,750
                                                       -------       -------
                                                     $ 250,000     $ 300,000
                                                       =======       =======

In addition, the Partnership is required to pay an annual support fee of $35,000. The software provider could terminate this agreement for default and terminate the licensing rights with thirty days written notice.

The second agreement requires that the Partnership acquire $150,000 of licenses, due in four installments of $37,500 beginning March 1, 1995. Individual license fees range from $1 to $2 per user depending on the total number of users. This agreement is cancelable by either party in the event of default. As of March 20, 1996, the Partnership was in default on the first three installments, totaling $112,500. In addition, the Partnership is required to pay an annual maintenance fee of $5,000. No licenses have been issued in conjunction with this Agreement. Licensing rights of $150,000 have been capitalized and are included in software license rights in the statement of assets, liabilities and partners' deficit at December 31, 1995. Realization of these software license rights will be dependent upon the Partnership obtaining additional funding and substantially increasing the number of subscribers.

Subsequent to year-end, the Company has reached a verbal agreement to extend the payment dates, however, a formal agreement has not yet been signed.

Leases

During the year ended December 31, 1995, the Partnership entered into additional operating leases for facilities at various point of presence cities in addition to entering into operating and non-cancelable capital leases which expire at various dates through June 1998. The capital leases provide for fixed monthly rentals and include bargain purchase options at lease expiration dates.

                                    ILink, Ltd.
                           Notes to Financial Statements


The following is a schedule by year of the future minimum lease payments under capital leases together with the present value of the minimum lease payments as of December 31, 1995 and the future minimum lease payments under operating leases:

                                                            As of
                                                      December 31, 1995
                                                 -------------------------
                                                   Capital       Operating
                                                   Leases          Leases
                                                 ----------      ---------
     1996 . . . . . . . . . . . . . . . . . .    $  83,252       $  29,225
     1997 . . . . . . . . . . . . . . . . . .       43,467          27,073
     1998 . . . . . . . . . . . . . . . . . .        5,583               -
                                                   -------          ------
                                                   132,302       $  56,298
     Less amount representing interest. . . .       18,894          ======
     Present value of net minimum lease
       payments . . . . . . . . . . . . . . .      113,408
     Less current maturities. . . . . . . . .       83,252
                                                   -------
                                                 $  30,156
                                                   =======

Total rental expense under operating leases amounted to $57,951 and $3,825 for the year ended December 31, 1995 and the period ended December 31, 1994, respectively.

As of March 20, 1996, the Partnership was in default of its operating leases with the exception of the operating leases for their points of presence.

Note 6 - Subsequent Events

On February 13, 1996, the assets and liabilities of ILink, Ltd. were transferred to ILink Worldwide, Inc. which was wholly-owned by ILink, Ltd. On February 13, 1996, ILink, Ltd. then executed a purchase agreement with Medcross, Inc. in which Medcross acquired all of the issued and outstanding shares of stock of ILink Worldwide, Inc. in exchange for the issuance of an aggregate of up to 4,000,000 shares of common stock. All of the business of ILink, Ltd. is now done through ILink Worldwide, Inc.

Pursuant to the terms of the Medcross purchase agreement, 1,400,000 shares of common stock were issued upon the closing of the acquisition and 2,600,000 shares will be issued, placed in escrow and released over a one-year period upon the attainment of certain business goals, including with limitation, the increase in the number of subscribers who use ILink's services.

                                    ILink, Ltd.
                           Notes to Financial Statements



Note 7 - Related Parties

Due to related parties consisted of the following at December 31, 1995:

Expense reimbursement  . . . . . . . . . . . . . . . . . . .      $33,450
Fee due to partner in exchange for services provided . . . .       40,000
                                                                   ------
                                                                  $73,450
                                                                   ======

As disclosed in Note 4, the Partnership has a note payable in the amount of $390,000 due to a Class A limited partner and two notes payable totaling $279,500 due to seven Class B limited partners.


Note 8 - Supplemental Cash Flow Information

Interest of $20,661 and $-0- was paid for the year ended December 31, 1995 and the period from inception (August 1, 1994) through December 31, 1994, respectively.

Item 7.  Financial Statements, Proforma Financial Information, and Exhibits.

(b)  Proforma Financial Information.








                  Pro Forma Condensed Combined Financial Statement

                                    (Unaudited)

                                   Medcross, Inc.

                                        and

                               I-Link Worldwide Inc.

                     MEDCROSS, INC. AND I-LINK WORLDWIDE INC.
                     PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                    (Unaudited)

                                                                December 31, 1995
                                             --------------------------------------------------------------
                                                                                  Pro Forma
                                                                  I-Link         Adjustment
                                               Medcross         Worldwide         Increase       Pro Forma
      Assets                                     Inc.             Inc.            (Decrease)      Combined
                                             -----------       -----------       -----------   ------------
Current
  Cash and cash equivalents                  $    79,316       $     7,437      $   845,000    $    931,753
  Accounts receivable                            921,793                 -                -         921,793
  Inventory                                      829,988                 -                -         829,988
  Prepaid expenses                                87,253                 -                -          87,253
                                               ---------         ---------        ---------      ----------
      Total current assets                     1,918,350             7,437          845,000       2,770,787
                                               ---------         ---------        ---------      ----------
Property and equipment, net                    1,620,157           181,973                -       1,802,130
                                               ---------         ---------        ---------      ----------
Intangible assets, net                           535,468           223,677        2,645,712       3,404,857
Investment in unconsolidated subsidiary            6,250                 -                -           6,250
Other assets                                      66,638            12,335          205,000          78,973
                                               ---------         ---------        ---------      ----------
      Total assets                           $ 4,146,863       $   425,422      $ 3,695,712    $  8,267,997
                                               =========         =========        =========      ==========

                             Liabilities and Stockholders' Equity (Capital Deficit)

Current liabilities
  Accounts payable and accrued expenses      $   615,373       $ 1,050,397      $         -    $  1,665,770
  Accounts payable - related parties                   -            73,450                -          73,450
  Advance deposits received                      233,728                 -                -         233,728
  Note payable - related party                    88,000           669,500                -         757,500
  Note payable - other                           400,000            53,482        1,050,000       1,503,482
  Current portion of long-term debt              702,447                 -                -         702,447
  Current portion of long-term debt -
    related parties                               39,230                 -                -          39,230
  Current obligations under capital lease        155,145            83,252                -         238,397
  Accrued royalty fees                                 -           345,000                -         345,000
                                               ---------         ---------        ---------      ----------
      Total current liabilities                2,233,923         2,275,081        1,050,000       5,559,004
                                               ---------         ---------        ---------      ----------
  Long-term debt - related parties                87,682                 -                -          87,682
  Capital lease obligations                            -            30,156                -          30,156
  Minority interest in consolidated
    subsidiaries                                 370,092                 -                -         370,092

Stockholders' Equity (Capital Deficit)
  Preferred stock                              2,075,000                 -       (  400,000)      1,675,000
  Common stock                                    12,622                 1           16,651          29,274
  Additional paid-in capital                   3,428,854                 -        3,183,348       6,612,202
  Deficit                                     (4,061,310)       (1,879,816)      (  154,287)    ( 6,095,413)
                                               ---------         ---------        ---------      ----------
      Total stockholders' equity
        (capital deficit)                      1,455,166        (1,879,815)       2,645,712       2,221,063
      Total liabilities and stockholders'      ---------         ---------        ---------      ----------
        equity (capital deficit)             $ 4,146,863       $   425,422      $ 3,695,712    $  8,267,997
                                               =========         =========        =========      ==========

                    See note to unaudited pro forma condensed combined financial statements.

                                    MEDCROSS, INC. AND I-LINK WORLDWIDE, INC.
                              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                   (Unaudited)

                                                                    For the Year Ended
                                                                    December 31, 1995
                                             -------------------------------------------------------------
                                                                                Pro Forma
                                                                I-Link          Adjustment
                                               Medcross        Worldwide         Increase        Pro Forma
                                               Inc.              Inc.           (Decrease)      Combined
                                             -----------       -----------      -----------    -----------
Net operating revenue                        $ 3,122,953       $   229,721      $         -    $ 3,352,674
                                               ---------         ---------        ---------      ---------

Expenses:
  Cost of sales                                  154,481            55,201                -        209,682
  Salaries and benefits                        1,123,340           118,908          185,000      1,427,248
  Repairs and maintenance                        309,255                 -                -        309,255
  Network expense                                      -           565,831                -        565,831
  Provision for doubtful accounts                365,093                 -                -        365,093
  Advertising                                          -           366,844                -        366,844
  Depreciation and amortization                  465,020            54,613        3,119,633      3,639,266
  Other operating expenses                     1,199,519           492,309                -      1,691,828
                                               ---------         ---------        ---------      ---------
Operating loss                                (  493,755)       (1,423,985)      (3,304,633)    (5,222,373)
                                               ---------         ---------        ---------      ---------
Interest expense                              (  160,423)       (   20,661)               -     (  181,084)
Interest income                                   10,717                 -                -         10,717
Gain on sale of interest in
  unconsolidated subsidiary                       20,500                 -                -         20,500
Other income (expense)                            58,612        (    1,573)               -         57,039
                                               ---------         ---------        ---------      ---------
Loss before minority interest in
  net income of consolidated
  subsidiaries                                (  564,349)       (1,446,219)      (3,304,633)    (5,315,201)

Minority interest in net income of
  consolidated subsidiaries                       12,440                 -                -         12,440
                                               ---------         ---------        ---------      ---------
Net loss                                     $(  551,909)      $(1,446,219)     $(3,304,633)   $(5,302,761)
                                               =========         =========        =========      =========
Net loss per share                           $(      .08)                                      $(      .64)
                                               =========                                         =========
Weighted average common shares
  outstanding                                  6,866,926                          1,400,000      8,266,926
                                               =========                          =========      =========






                    See note to unaudited pro forma condensed combined financial statements.

                      MEDCROSS, INC. AND I-LINK WORLDWIDE, INC.
            NOTES TO THE PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - Basis of Preparation

The unaudited pro forma condensed combined balance sheet as a December 31, 1995 and the unaudited pro forma condensed combined statements of operation for the year ended December 31, 1995 give effect to the acquisition of 100% of the outstanding common stock of I-Link Worldwide, Inc. by Medcross, Inc. (the "Company") as if the acquisition, accounted for as a purpose, had occurred on the balance sheet date with respect to the balance sheet and at the beginning of 1995, with respect to the statements of operations. During 1996, the assets and liabilities of ILINK, Ltd. ("ILINK"), were transferred to I-Link Worldwide, Inc. at their historical basis. I-Link Worldwide, Inc. had no activity prior to this transaction.

The pro forma financial statements have been prepared based upon the financial statements of the Company and ILINK as of and for the year ended December 31, 1995. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma adjustments are based upon certain estimates which may change as additional infromation becomes available. The pro forma financial statements should be read in conjunction with the audited financial statements of the Company and ILINK.

NOTE 2 - Pro Forma Adjustments

A.    The following pro forma adjustment reflects the purchase of all of the outstanding common stock of I-Link Worldwide, Inc. by the Company in return for the issuance of 1,400,000 shares of common stock of the Company to the stockholder of I-Link Worldwide, Inc.
           Common stock (1,400,000 shares
             issued at $.007 par with a
             current market value of $2.00
             per share)  . . . . . . . . . . . . . . . . . . . . .  $     9,800

           Additional paid-in capital  . . . . . . . . . . . . . .    2,790,200
                                                                      ---------
           Purchase price  . . . . . . . . . . . . . . . . . . . .    2,800,000

           Transaction costs . . . . . . . . . . . . . . . . . . .      116,000
                                                                      ---------
           Total Acquistion Costs  . . . . . . . . . . . . . . . .    2,916,000

           Carrying amount of net liabilities acquired . . . . . .    1,879,815
                                                                      ---------
           Excess (allocated to intangible assets) . . . . . . . .  $ 4,795,815
                                                                      =========

      The excess purchase price was allocated as follows:

                                                   Amount     Amortization Period
                                                 ----------   ----------------------------------------
           Subscriber list                       $  323,100   12 months beginning on acquisition date
           Purchased Research & Development       2,034,103   Immediated write-off
           Patents                                  913,751   Period to be determined upon approval of
                                                              patents
           Goodwill                               1,524,861   24 months beginning on acquisition date
                                                  ---------
                                                 $4,795,815
                                                  =========

      The allocation of the excess purchase price is a preliminary estimate and is subject to adjustment pursuant to the availability of additional information.

                        MEDCROSS, INC. AND I-LINK WORLDWIDE INC.
            NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                    (Unaudited)


      Under the terms of the stock purchase agreement, a further 1,600,000 shares of common stock of the Company will be released to the stockholders of I-Link Worldwide, Inc. at such time as the Company receives gross proceeds greater than or equal to $4,000,000 from the issuance of deby or equity securities through one or more private or public offerings prior to December 31, 1996. A further 1,000,000 shares of common stock of the Company will be released at such time as the monthly revenue from the ILINK business exceeds $1,000,000 or the number of subscribers serviced by the business exceeds 100,000 one year from the date of receipt of the above mentioned financing. At the time that these criteria are met, additional adjustments will be recorded based upon the value of the shares issued.


B. The following pro forma adjustments are reflected in the pro forma condensed combined statements of operations:


                                                               Year Ended
                                                               December 31
                                                                   1995
           Additional compensation expense arising
             from executive employment arrangements
             entered into by I-Link Worldwide, Inc.
             in January 1996. . . . . . . . . . . . . . .    $   185,000

           Additional amortization of intangibles
             of ILINK after purchase price allocation
             and acquistion costs . . . . . . . . . . . .      3,119,633
                                                               ---------
                                                                                                 $3,654,244
                                                             $ 3,304,633
                                                               =========

      Intangible assets consist of unpatented technological know-how used in the provision of a broad range of Internet services. The Company's intangibles consist of costs related to the acquisition of ILINK. These assets are amortized over periods ranging from 1 to 24 months for purposes of this pro form presentation.

C.    The following pro form adjustments reflect the issuance of the $1,050,000
      10% convertible promissory notes. The Notes are due and payable on the earlier of August 31, 1996 or the closing of a debt or equity offering.

                                                                 December 31
                                                                     1995
           Cash . . . . . . . . . . . . . . . . . . . . .        $   845,000
           Other Assets . . . . . . . . . . . . . . . . .            205,000
           Notes payable. . . . . . . . . . . . . . . . .         (1,050,000)

D.    The following pro forma adjustment reflects the conversion of 40,000 shares of Class A Preferred Stock of the Company with a par value of $10 per share into 978,891 shares of common stock of the Company with a par value of $.007 per share.

                                                                December 31
                                                                   1995
           Class A Preferred Stock. . . . . . . . . . . . .      $(400,000)
           Common stock . . . . . . . . . . . . . . . . . .          6,852
           Additional paid-in capital . . . . . . . . . . .        393,148

                                        23

